John E. Stefan Chairman

Board of Directors Richard H. Albright, Jr., D.D.S. Michael A. Carenzo Bertram F. Elsner Howard E. Groff, Jr. Joan R. Henderson Terrence L. Hormel David E. Hosler J. Roger Moyer, Jr. W. Garth Sprecher John E. Stefan Glenn R. Walz, CPA

Forward Looking Statement Disclosure In addition to historical information, this presentation contains forward-looking statements, which are subject to certain risks and uncertainties. Forward- looking statements include information concerning possible or assumed future results of operations of Sterling, its subsidiaries, or the combined company. Forward looking statements include words such as believes, expects, anticipates and other similar expressions. Shareholders should note that many factors could affect the future financial results of Sterling, causing those results to differ materially from those expressed in this presentation. These factors include operating, legal and regulatory risks; economic, political and competitive forces impacting our various lines of business; risk that our analysis of these risks and forces could be incorrect and/or that the strategies developed to address them could be unsuccessful; the possibility that increased demand or prices for Sterling's financial services and products may not occur; volatility in interest rates; and other risks and uncertainties. Sterling undertakes no obligation to publicly revise or update these forward- looking statements to reflect events that arise after this presentation. Shareholders are reminded of risk factors described in other documents Sterling files with the SEC, including quarterly reports on Form 10-Q and current reports on Form 8-K.

Meeting Format John Stefan - Annual Meeting Proceedings Roger Moyer - Purpose Kathy Prime - Passion Roger Moyer - Awards Brad Scovill - Performance Tom Dautrich - Affiliate Highlights Roger Moyer - Purpose, Passion, Performance John Stefan - Voting Results & Closing

Roger Moyer President, Sterling Financial Corporation

Vision At Sterling Financial Corporation... Employees are engaged. Customers are valued. Communities are supported. Shareholders are rewarded. Our business is about Making Money and Having Fun while we do it!

Mission We are building a strong, broad based financial services company, with integrity as our cornerstone and an unwavering focus on our customers, employees, shareholders, and communities. Our people, who are the Sterling Financial Corporation will deliver solutions that provide superior results for our customers and our company.

Mission New Branches Opened Relocated Renovated Strong broad based financial services company Solutions that provide superior results

Mission Sterling Financial Settlement Services Title and lien searches Commercial and residential title insurance Notary and recording services Strong broad based financial services company Solutions that provide superior results

Mission PennSterling Bank Berks County, PA Excellent growth market Ideal for Relationship Management model Local, experienced leaders Strong broad based financial services company Solutions that provide superior results

Mission Delaware Sterling Bank New Castle County, DE Outstanding growth market Proven local leaders Strong broad based financial services company Solutions that provide superior results

Mission Church Capital Management SEC Registered Investment Advisor Over $700 million in assets under management Same investment philosophy Strong broad based financial services company Solutions that provide superior results

Mission Bainbridge Securities, Inc. NASD securities broker/dealer Conduct brokerage transactions without third-party source Strong broad based financial services company Solutions that provide superior results

Mission StoudtAdvisors StoudtAdvisors= Employee benefits insurance consulting and brokerage services CapRisk = National... provides protection for self-funded medical, dental, prescription plans Lancaster Chamber Health Plan = over 1,200 employer groups in Lancaster County Strong broad based financial services company Solutions that provide superior results

Customer Strategy Relationship Management - customer intimacy People Strategy Employment Partnership Passionate about Partnership...from the inside out Shareholder Strategy organic growth using acquisitions to expand geographically or to fill out our offerings to customers

Investment Analysts

Corporate Governance

Kathy Prime Senior Vice President, Human Resources Sterling Financial Corporation

Passion

Roger Moyer President, Sterling Financial Corporation

Robert S. Graybill Better Banker Award Winner Patty Glasser

Golden Beehive Award Winner Connie Small

Sterling Starfish Award Winner Sherry Pistor

William M. Musser Award Winner Maureen Noel

Retirements Fay Bowers - 20 years (BLC) Kathleen Floyd - 15 years, 6 months (SFC) Barbara King - 33 years, 4 months (BLC) Royce McCrabb - 26 years, 7 months (BLC) Nancy Snider - 30 years (SFC) Linda Wiles - 25 years (FNBNE)

Brad Scovill Senior Executive Vice President, Chief Financial Officer, Sterling Financial Corporation

Non-GAAP Measurement The following discussion refers to the efficiency ratio, which is computed by dividing non-interest expense, less depreciation on operating leases, by the sum of tax equivalent net interest income and non-interest income, less depreciation on operating leases for purposes of calculating its efficiency ratio. Sterling nets the depreciation on operating leases against related income, as it is consistent with utilizing net interest income presentation, which nets interest expense against interest income. In addition, the efficiency ratio excludes unusual items, including gains/losses on securities activities, interest collected on charged-off loans, etc. The efficiency ratio is a non-GAAP financial measure that we believe provides readers with important information regarding Sterling's operational efficiency. Comparison of Sterling's efficiency ratio with other companies' may not be appropriate, as they may calculate their efficiency ratio in a different manner. In addition, depreciation on operating leases have been netted against non-interest income in the following discussion, to be consistent with the efficiency ratio presentation, which presents net revenues on operating leases.

Key Measures of Success (Increasing Shareholder Value) EPS Annual Growth......Greater than 10% Return on Average Realized Equity............Greater than 16% Efficiency Ratio............Less than 60%

Net Income 1999 2000 2001 2002 2003 18 16.6 20.3 24.7 29.1 (In Millions)

Basic Earnings Per Share 1999 2000 2001 2002 2003 0.91 0.85 1.04 1.19 1.37

Cash Dividends (per share) 1999 2000 2001 2002 2003 0.46 0.48 0.5 0.53 0.56

Return on Average Realized Equity 1999 2000 2001 2002 2003 0.1446 0.1236 0.1441 0.1447 0.151

Net Interest Margin 1999 2000 2001 2002 2003 0.0427 0.0403 0.0395 0.0438 0.0465

Efficiency Ratio* 1999 2000 2001 2002 2003 0.623 0.631 0.645 0.602 0.59200000013148 * Excludes unusual items, and the netting of depreciation on operating lease assets with related rental income.

Assets (as reported) 1999 2000 2001 2002 2003 1556 1726 1861 2157 2343 (In Millions)

First Quarter 2004 Total Assets............ Total Loans............ Total Deposits......... 2004 $2,334,971,000 $1,548,688,000 $1,771,995,000 2003 $2,161,504,000 $1,317,876,000 $1,715,030,000 % Change 8.0% 17.5% 3.3%

Net Income.................. Earnings Per Share .................. ROARE ............................ Efficiency ratio...................... 2004 $7,629,000 $0.35 14.78% 62.4% % Change 15.2% 12.9% 1.8% 5.4% First Quarter 2004 2003 $6,625,000 $0.31 14.52% 59.2%

STERLING FINANCIAL VS. MID-ATLANTIC BANK

Stock Statistics 1/01/03 - 12/31/03 High........ Low......... Close....... Close....... .. $23.38 $17.38 $22.20 $27.72 10/14/03 03/11/03 12/31/03 04/23/04 Stock Split... 5-for-4 2/20/04

Stock Statistics 1/01/03 - 12/31/03 Total Trades.......... 18,418 (up 32.9% from 2002) Volume .......... 5,223,000 (up 20.6% from 2002) Average Daily Trades ....... 73 Average Number of Shares Daily .... 20,727 Average Trade Size ....... 284

Tom Dautrich Chief Banking Officer, Sterling Financial Corporation

Bank of Hanover Consumer Loan Growth h 12.8% (grew by $13,700,000) Commercial Loan Growth h 22.5% (grew by nearly $50,000,000) second year of growth in excess of 20%!

Bank of Lancaster County Consumer Loan Growth h 8.2% (from $160,289,000 to $173,471,000) Core Deposit Growth h 6.3% (from $1,054,241,000 to $1,120,793,000)

First National Bank of North East Market Share = 15.6% (solid at #2 in their market!) Consumer Loan Growth h 20.0%

Bank of Lebanon County Commercial loan outstandings grew by 41% in 2003 Referred and closed over $3.2 million in residential mortgages

Delaware Sterling Bank Official opening January 1, 2004 In process of establishing Delaware Sterling Bank as a Delaware state chartered bank

PennSterling Bank Exceeded asset and revenue generation budgets for 2003 (ended the year with $28,757,000 in assets) Within a 90 day period, received approval to establish the branch, renovate the premises and staff the branch to open as a full service branch

Town & Country Leasing LLC 56.8% increase in lease originations from 2002 to 2003 ($79 million to $124 million) 23.7% increase in total assets from 2002 to 2003 ($165 million to $205 million)

Equipment Finance LLC Earning assets increased 38% in 2003 Accounted for 7% of Sterling's assets, and 28% of Sterling's net income

Lancaster Insurance Group Total revenues were 52% higher in 2003 than in 2002 Total premiums generated during 2003 were $3,000,000+

Sterling Financial Settlement Services Ranked "4th Largest Title Company" by the Central Penn Business Journal (after only being opened for 9 months!) Total income was 2x the budgeted amount

Sterling Financial Trust Company Achieved $1 billion in trust assets under administration Greater high net worth capabilities through affiliation with Church Capital Management and Bainbridge Securities, Inc.

Correspondent Services Group Officially launched November 1, 2002 Loan outstandings finished 2003 at $26 million with total commitments of more than $45 million, far exceeding goal of $10 million Has more than 20 active correspondent bank clients

Professional Services Group Has clients and/or has conducted projects in nine different counties in Pennsylvania and northern Maryland

Roger Moyer President, Sterling Financial Corporation

Purpose, Passion, Performance

John E. Stefan Chairman